SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - October 2, 2006

IEC Electronics Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of Incorporation)

0-6508 13-3458955
(Commission File Number) (IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513
(Address of Principal Executive Offices)

(315) 331-7742
(Registrant's Telephone Number, including Area Code)

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

Effective as of September 12, 2006, the company and its lenders, Keltic Financial Partners, LP entered into a Fourth Amendment to the Loan Agreement originally dated January 14, 2003.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

10.1 Fourth Amendment dated as of September 12, 2006 to Loan Agreement originally dated January 14, 2003 among IEC Electronics Corp (“IEC”) and Keltic Financial Partners, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
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(Registrant)

Date: October 2, 2006         By:   /s/ W. Barry Gilbert
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    W. Barry Gilbert
    Chairman, Chief Executive Officer